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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



                              September 23, 2002
                                Date of Report
                      (Date of earliest event reported)



                        DANIELSON HOLDING CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)



                                   Delaware
        (State or Other Jurisdiction of Incorporation or Organization)

                                    1-6732
                           (Commission File Number)


                                  95-6021257
                     (IRS Employer Identification Number)


                           1701 East Market Street
                        Jeffersonville, Indiana 47130
                   (Address of Principal Executive Offices)


                                (812) 288-0100
             (Registrant's Telephone Number, Including Area Code)

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                   INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 8. CHANGE IN FISCAL YEAR.

On September 23, 2002, the Board of Directors of the registrant, Danielson Holding Corporation ("DHC"), changed DHC's fiscal year to a 52-53 week year ending on the last Friday of each calendar year. This change in DHC's fiscal year causes its fiscal year end to be consistent with the fiscal year end of American Commercial Lines LLC, which it acquired on May 29, 2002. DHC previously used calendar year end dates for its fiscal year end. No transition period report is required for this change in fiscal year. DHC's next periodic report will be its Quarterly Report on Form 10-Q for the quarterly period ending September 27, 2002.


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   September 27, 2002

DANIELSON HOLDING CORPORATION
(Registrant)


By:     /s/  James J. Wolff
        -------------------
Name:   James J. Wolff
Title:  Chief Financial Officer and Treasurer
        (Principal Accounting Officer)